                                                      EXHIBIT 10.39(b)
                            FIRST AMENDMENT
                                  TO
                   PRODUCTION AND DELIVERY AGREEMENT


     Reference for all purposes is hereby made to that certain Production and Delivery Agreement (the "Delivery Agreement "), dated September 25, 1992, by and between ENRON OIL & GAS COMPANY, a Delaware corporation ("Grantor") and CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 1400 Smith Street, P. O. Box 1188, Houston, Texas 77251-1188 ("Grantee"), pertaining to certain oil and gas leases, wells and related interests, which Delivery Agreement is recorded as set forth on Exhibit C hereto under the caption "Production and Delivery Agreement."

     WHEREAS, Grantor and Grantee desire to amend the Delivery
Agreement as hereinafter set forth as of April 1, 1993 (the "Effective Date") to release certain Leases and Subject Wells from the Delivery Agreement and to add certain additional oil and gas leases and related interests and to make other changes as provided herein:

     NOW, THEREFORE, for and in consideration of the premises and of the sum of Ten Dollars and no/100ths ($10.00) and other good and valuable consideration, cash in hand paid to Grantor by Grantee, Grantor and Grantee do hereby amend the Delivery Agreement as follows:

     1. Capitalized terms as used herein shall have the meanings given to them in the Delivery Agreement unless otherwise defined herein.

     2. Exhibit A to the Delivery Agreement is hereby amended by deleting those Leases set forth on Exhibit A-1 hereto and those Subject Wells set forth on Exhibit A-2 hereto and adding those oil and gas leases and related interests set forth on Exhibit B hereto.

     3. Except as expressly amended hereby, the Delivery Agreement shall remain in full force and effect as heretofore entered into and amended. Grantor and Grantee ratify and confirm the Delivery
Agreement as hereby amended.

     EXECUTED in multiple originals this 21st day of May, 1993, but effective as of the Effective Date.

                              GRANTOR:

WITNESSES:                    ENRON OIL & GAS COMPANY


                              By:
                              Name: D. Weaver
                              Title: Agent and Attorney-in-fact

                              GRANTEE:

WITNESSES:                    CACTUS HYDROCARBON 1992-A LIMITED
                              PARTNERSHIP

                              By:  Enron Big Piney Corp.
                                   General Partner

                              By:
                              Name: Andrew S. Fastow
                              Title: Vice President

EXHIBIT "A-1"  -    Description of Deleted Leases
EXHIBIT "A-2"  -    Description of Deleted Wells
EXHIBIT "B"    -    Description of Added Leases
EXHIBIT "C"    -    Recordation Schedule - Production and Delivery
                    Agreement

STATE OF TEXAS

COUNTY OF HARRIS

     On this _____ day of _____________________, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared ________________________, to me personally known, who, being by me duly sworn, did say that he is the ___________________ of ENRON OIL & GAS COMPANY, a Delaware corporation, and that the instrument was signed in behalf of the corporation by authority of its Board of Directors and that ____________________ acknowledged the instrument to be the free act and deed of the corporation.

                                   NOTARY PUBLIC, IN AND FOR
                                   THE STATE OF TEXAS

                                   Printed Name of Notary

STATE OF TEXAS

COUNTY OF HARRIS

     On this _____ day of ____________________, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared ______________________, to me personally known, who, being by me duly sworn, did say that he is the ________________ of Enron Big Piney Corp., General Partner of CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, and that the instrument was signed on behalf of said corporation, acting as General Partner of said limited partnership and that _____________________ acknowledged the instrument to be the free act and deed of the limited partnership.

                                   NOTARY PUBLIC, IN AND FOR
                                   THE STATE OF TEXAS

                                   Printed Name of Notary

                                  EXHIBIT A-1

Attached to and made a part of that certain First Amendment to Production and Delivery Agreement effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                        DELETED LEASES

                                   SUBLETTE COUNTY, WYOMING
ENRON                                                                                                 LEASE
LEASE NO.        LESSOR           LEGAL DESCRIPTION                                  DATE             RECORDING
0050097-000      EV-023584        Township 28 North, Range 113 West, 6th P.M.        6/1/48           Not Recorded
                                  Section 23:  Lot 4 (27.24), W/2NW/4
                                  Below 1500' above the top of the Frontier
                                  formation

0050109-000      State WY-        Township 29 North, Range 113 West, 6th P.M.        9/16/48          Not Recorded
                 07395            Section 16:  E/2
                                  Below 1500' above the top of the Frontier
                                  formation

0050115-000      WY-04732         Township 28 North, Range 113 West, 6th P.M.        2/1/51           Not Recorded
                                  Section 4:       Lots 7 (35.76), 8 (36.27),
                                                   S/2NW/4, SW/4
                                  Below 1500' above the top of the Frontier
                                  formation

0050116-000      W-026038-A       Township 29 North, Range 113 West, 6th P.M.        2/1/50           BK 31, PG 206
                                  Section 21:      E/2
                                  Section 27:      NW/4NW/4
                                  Section 28:      N/2NE/4
                                  Below 1500' above the top of the Frontier
                                  formation

0050125-000      McGinnis,        Township 28 North, Range 113 West, 6th P.M.        7/1/46           BK 2, PG 101
                 Mary et al       Section 27:  Resurvey Tract 48
                                  From 1500' above the top of the Frontier
                                  formation to the base of the Frontier
                                  formation
                                                   LINCOLN COUNTY, WYOMING

0050272-000      EV-09156-B       Township 26 North, Range 113 West, 6th P.M.        6/1/48           BK 17, PG 283
                                  Section 5:       E/2SE/4
                                  No depth limitations

Page>
                               EXHIBIT A-2

Attached to and made a part of that certain First Amendment to Production and Delivery Agreement effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                             DELETED WELLS
WELL             WELL             LEGAL                             WI             NRI         WI         NRI
NAME             NUMBER           DESCRIPTION                       BPO            BPO         APO        APO
SHU 65-05G       06152-00-00-1    Township 26 North, Range          25.000%       20.350%     25.000%     20.3500%
                                  113 West, 6th P.M.
                                  Section 5:  E/2
                                  Lincoln County, Wyoming

Tip Top Unit     06144-00-00-1    Township 27 North, Range          1.4233%       1.0870%      1.4233%     1.0870%
Participating                     113 West, 6th P.M.
Area "B"                            Parts of Sections 5 and 6
                                  Township 28 North, Range
                                  113 West, 6th P.M.
                                    Portions of Sections 6-8,
                                    16, 17 and 18
                                  Township 28 North, Range
                                  114 West, 6th P.M.
                                    Portions of Sections 1 and 12
                                    Sublette County, Wyoming

                                     EXHIBIT B

Attached to and made a part of that certain First Amendment to Production and Delivery Agreement effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A
Limited Partnership ("Cactus") as Grantee.

                                   ADDED LEASES

                              SUBLETTE COUNTY, WYOMING
MOBIL                                                                                        LEASE
LEASE NO.  LESSOR                LEGAL DESCRIPTION                               DATE        RECORDING
W-2645   E-025771         Township 28 North, Range 113 West,                      1/1/48      Not Available
                                  6th P.M.
                                  Section 22:      Lot 2 (23.91)
                                  From the surface to 1500' above the top of
                                  the Frontier formation

W-2579   E-023969         Township 28 North, Range 113 West,                      7/1/48      Not Available
                                  6th P.M.
                                  Section 27:      Lots 2 (13.62), 3 (9.19)
                                  Section 29:      W/2NW/4
                                  From the surface to 1500' above the top of
                                  the Frontier formation

W-2571   E-023768         Township 28 North, Range 113 West,                      12/1/47     BK 31, PG 429
                                  6th P.M.
                                  Section 20:      SW/4SW/4
                                  From the surface to 1500' above the top of
                                  the Frontier formation

W-2569   E-022879         Township 28 North, Range 113 West,                      7/1/47      Not Available
                                  6th P.M.
                                  Section 19:      Lots 6, 7, 8, 9, 10, 11, 12,
                                                   13, 14, 15, 16 and 17
                                  From the surface to 1500' above the top of
                                  the Frontier formation

W-2568   E-023328         Township 28 North, Range 113 West,                      10/1/48     Not Available
                                  6th P.M.
                                  Section 30:      N/2NE/4
                                  From the surface to 1500' above the top of
                                  the Frontier formation

W-2566   E-023553         Township 28 North, Range 113 West,                      6/1/48      Not Available
                                  6th P.M.
                                  Section 30:  S/2NE/4
                                  From the surface to 1500' above the top of
                                  the Frontier formation

W-2586   W-01495 Township 28 North, Range 113 West,                          2/1/50           Not Available
                                  6th P.M.
                                  Section 18: Lots 11, 12, 13, 14, 15, 16,
                                               17, 18 (W/2SE/4)
                                  From the surface to 1500' above the top of
                                  the Frontier formation

                                    EXHIBIT C

Attached to and made a part of that certain First Amendment to Production and Delivery Agreement effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A
Limited Partnership ("Cactus") as Grantee.

Document                                          Filing Entity                  Recording Reference
Production and Delivery Agreement dated           Lincoln County                 Book 317 PR, Page 537
September 25, 1992 between EOG and Cactus                                        File No. 755519
                                                                                 October 8, 1992

                                                  Sublette County                Book 90 O&G, Page 1
                                                                                 File No. 238875
                                                                                 October 2, 1992